EXHIBIT 99.1

                           MEMORANDUM OF UNDERSTANDING
                           ---------------------------

          This memorandum of understanding, dated May 23 , 2000 (this "Agreement"), by and among the parties signatory hereto (each a "party" and collectively, the "parties"), confirms the mutual understanding of the parties with respect to the proposed acquisition by an entity to be formed by Robert
L. Johnson ("Johnson") of certain assets (the "Assets") of US Airways Group, Inc. ("US Airways"), as more specifically identified on the term sheet attached hereto as Attachment I (the "Term Sheet"). The parties agree that the Term Sheet, in addition to identifying the Assets, sets forth the principal terms and provisions to be included in the definitive documentation (the "Transaction Documents") with respect to the acquisition of the Assets by Johnson.

          1. Definitive Documentation. The parties hereby agree to use their good faith reasonable best efforts to prepare promptly and, as the case may be, consistent with the goal of achieving antitrust clearance for the transactions contemplated by the Merger Agreement, dated as of May 23 , 2000 (the "Merger Agreement"), among US Airways, UAL Corporation ("UAL") and Yellow Jacket Acquisition Corp., execute and deliver, adopt or provide expanded agreements and documents reflecting the terms and provisions set forth in the applicable portion of the Term Sheet and containing other customary and appropriate provisions for agreements and documents of the type contemplated by the applicable portion of the Term Sheet (the "Transaction Documents").

          2. Satisfaction of Merger Agreement Covenant. The parties agree that the consummation of the transaction contemplated by the Term Sheet shall be deemed to satisfy UAL's obligation, pursuant to the first sentence of Section 5.03(a) of the Merger Agreement, to divest the Assets, and provide the assets, facilities and services set forth on Exhibit A to the Merger Agreement, but shall not be deemed to satisfy any other obligation of UAL under Section 5.03(a) of the Merger Agreement.

          3. No Solicitation. The parties agree that, from the date hereof until such time as this Agreement is terminated in accordance with its terms, none of the parties, nor any of their respective directors, officers, employees, advisors, affiliates or representatives shall (i) solicit, initiate, encourage, or take any action knowingly to facilitate, any inquiry, proposal or offer from any person relating to, or that is reasonably likely to lead to, the making of a proposal by such person to acquire the

          Assets or any portion thereof (a "Competing Proposal") or (ii) participate in any negotiations or substantive discussions regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with, a Competing Proposal; provided, however, that this Section 3 shall not apply to UAL or any of its directors, officers, employees, advisors, affiliates or representatives if a Takeover Proposal (as defined in the Merger Agreement) has been made by anyone other than UAL and UAL or any of its directors, officers, employees, advisors, affiliates or representatives takes any of the actions otherwise prohibited by this Section 3 with the goal of formulating a plan that, in UAL's good faith judgment, is more likely than this Agreement to result in antitrust clearance for the Merger (as defined in the Merger Agreement).

          4. Conditions. The obligations of Johnson to consummate the transactions contemplated by this Agreement and the Term Sheet is subject, among other things, to Johnson having obtained, prior to the closing of the transactions contemplated by the Merger Agreement, sufficient financing to acquire the Assets on terms and conditions acceptable in form and substance to Johnson. As a condition to the execution of definitive agreements relating to the sale and purchase of the Assets and the provision of the related facilities and services, Johnson will be required to deliver binding commitment letters relating to such financing to UAL in form and substance reasonably acceptable to UAL (it being acknowledged and agreed that such commitment letters may be subject to conditions typical of transaction of the type contemplated hereby but shall not be subject to a syndication condition or a due diligence condition).

          5. Binding Agreement. The parties intend to be legally bound by the terms of this Agreement and the terms set forth on the Term Sheet notwithstanding that the expanded agreements and documents reflecting the terms and provisions set forth on the Term Sheet have not been completed and executed.

          6. Termination. This Agreement shall automatically terminate, and the obligations of the parities hereto shall immediately cease, upon the occurrence of any of the following events: (i) termination of the Merger Agreement; (ii) delivery of written notice of termination by any party to the other parties hereto, which notice may not be delivered before ninety (90) days from the date first set forth above; or (iii) delivery of written notice of termination signed by any two parties to the other party.

          7. Expenses. If, prior to the consummation of the transactions contemplated by this Agreement and the Term Sheet, this Agreement (or the Transaction Documents) is terminated for any reason other than solely as a result of a breach by Johnson, then US Airways shall, upon request of Johnson, reimburse Johnson for up to $2 million of his out- of-pocket expenses incurred in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, including, without limitation, reasonable fees and expenses of accountants, attorneys and financial advisors, and costs and expenses associated with financing of the transactions contemplated hereby and thereby and regulatory compliance.

          8. Miscellaneous. This Agreement may be executed by facsimile in several counterparts, each of which, when executed by a party hereto, shall be deemed to be an original and such counterparts shall together constitute one and the same instrument.

               (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        /s/ Robert L. Johnson
                                        -------------------------------------
                                        Robert L. Johnson



                                        UAL CORPORATION



                                        By: /s/ Frederic F. Brace
                                        -------------------------------------
                                        Name:  Frederic F. Brace
                                        Title: Senior Vice President, Finance



                                        US AIRWAYS GROUP, INC.



                                        By: /s/ Lawrence M. Nagin
                                        -------------------------------------
                                        Name:  Lawrence M. Nagin
                                        Title: Executive Vice
                                        President - Corporate Affairs and
                                        General Counsel

                                                                  ATTACHMENT I
                                                                  ------------

                                                                  May 22, 2000

                                    DC Air
                                    ------

1.       PSA Will Be The Vehicle To Create DC Air.

2.       Aircraft:

          o 8 Dornier 328's, leases transferred from PSA subsidiary, tail numbers specified by US Airways subject to consent of United, which consent shall not be unreasonably withheld

          o 19 Regional Jets, operated by Mesa and/or Chautauqua, existing contracts assigned to DC Air (includes one spare)

          o 10 Wet-leased B73 7-200 Advanced (JT8D- 1 5 powered) aircraft, for a transition period

3.       Employees (subject to necessary labor approvals):

          o Necessary management structure to appropriately manage DC Air's operations

          o The number and type of employees required to operate the 8 Dornier 328s will stay with PSA when it transfers to DC Air

          o In transaction, no other US Airways or PSA employees will become employees of DC Air

          o United will provide interim employees for up to six months to staff "open" positions while DC Air hires and trains, if needed, at United's cost

4.       Transition Wet-Lease for B737-200s:

          o    10 aircraft to be wet-leased for initial period of two years

          o If necessary, extension beyond two years until DC Air obtains other aircraft on the market or through a dry-lease arrangement with United; not to exceed four years total

          o    Wet-lease rates:

               - Per-aircraft monthly lease rate equal to the weighted average (based on the number aircraft leased) of rates currently in place between US Airways and Vanguard and IMP for B737-200 aircraft, assuming full maintenance life (if aircraft with less than full maintenance life provided, maintenance reserves to be adjusted accordingly)

               - Pilot rates (i.e., cost per block hour), as follows: (i) Year 1 at current MetroJet block hour rates; (ii) Years 2 and beyond at US Airways block hour rates unless United rates have become applicable to US Airways pilots, and in that case at United block hour rates

               - US Airways flight attendant rates (i.e., cost per block hour) as follows: (i) Year 1 at current US Airways block hour rates; (ii) Years 2 and beyond at US Airways block hour rates unless United rates have become applicable to US Airways flight attendants, and in that case at United block hour rates

               - Line maintenance rates (i.e., cost per visit taking into account other station activity) at United's cost of providing service - Maintenance reserves for airframe and engines at the weighted average (based on the number of aircraft leased) of rates currently in place between US Airways and Vanguard and IMP for B737-200 aircraft, and accounting for remaining maintenance life

          o DC Air can discontinue wet lease on any given aircraft with 4-month notice

5.       Dry Lease for B737-200s:

          o Post wet-lease, at DC Air's option, DC Air and United will negotiate in good faith a dry-lease arrangement for up to 10 B737-200 Advanced aircraft

6.       Slots:

          o 119 air carrier (jet) slots and 103 commuter slots at DCA. If US Airways and/or its subsidiaries own more than 1 03 commuter slots at DCA, then the number of commuter slots shall be increased by the amount of such excess, and the number of jet slots reduced by the amount of such excess, up to 1 3 slots

          o Exact slot times will be determined by United, US Airways and DC Air, so as to reasonably accommodate United's and DC Air's scheduled services. The parties recognize that both United and DC Air will need to make adjustments to ensure that both parties may offer viable schedules

7.       Airport Facilities

          o    DC Air will assume the following leases:

               - Seven gates at DCA, contiguous or reasonably contiguous, that work for the operation of DC Air (necessary, sufficient and reasonably suited)

               - Gates at other airports served by both United/US Airways and DC Air, same conditions

               - Ticket counter, ramp, aircraft parking, back office space, etc., same conditions.

               - Ground handling equipment, spare parts, and other related assets, same conditions

          o United and DC Air will discuss optimal line maintenance facility needs for DC Air, and negotiate a solution that is necessary, sufficient and reasonably suited to DC Air' 5 requirements, with the provision that DC Air may request, and if reasonably requested (from the perspective of DC Air' s business needs) United will provide, US Airways' line hangar at DCA. DC Air will assume the lease of any line maintenance facilities provided.

8.       Services

          o If requested by DC Air, United will provide the following services at "Market Rate" (If a spread exists in market rates, United will provide services at the low end of rates provided for comparable goods and services; and DC Air will have standard industry "out clauses")

               - Fuel, including in-aircraft servicing, for a period of five years

               -    Station handling, for a period of five years

               - Customary occasional use gate agreements, if gate is available when requested, for a period of seven years

               - Maintenance and training related to dry-leased B737-200 aircraft, for a period of five years

               -    Access to club facilities, for a period of five years

               - Interline ticketing and baggage agreement (standard industry terms), for a period of five years

9.       Consulting Services

          o Consulting support as DC Air builds operational experience and management team, for up to two years, at United' s cost

10. Partnering: DC Air will enter into good faith negotiations toward partnering (i.e., frequent flyer/code share relationship, etc.) with other carriers if reasonably requested by United

11. Assignment: Buyer will not assign rights or obligations to another entity

12. Change of control: If Buyer ceases to hold majority equity / control (other than through public offering) or disposes of all or substantially all of the assets, United will have no further obligations

13. "No Flip": If Buyer sells majority equity interest / control (other than through public offering) or disposes of all or substantially all of the assets, within three years of startup, if price is above purchase price then DC Air will pay United the amount of the excess

14.      Price:  $141.2 Million

15. Liabilities: Buyer will assume in the definitive documentation all liabilities primarily related to the DC Air business

16. Indemnification: United's obligation to indemnify Buyer in the definitive documentation shall be limited to (x) in the case of losses relating to any breach of a representation or warranty, 40% of the purchase price paid to United by Buyer, and (y) in the case of all losses, the purchase price paid by Buyer

                          MEMORANDUM OF UNDERSTANDING


          This memorandum of understanding, dated May 23 , 2000 (this "Agreement"), by and among the parties signatory hereto (each a "party" and collectively, the "parties"), confirms the mutual understanding of the parties with respect to the proposed acquisition by an entity to be formed by Robert
L. Johnson ("Johnson") of certain assets (the "Assets") of US Airways Group, Inc. ("US Airways"), as more specifically identified on the term sheet attached hereto as Attachment I (the "Term Sheet"). The parties agree that the Term Sheet, in addition to identifying the Assets, sets forth the principal terms and provisions to be included in the definitive documentation (the "Transaction Documents") with respect to the acquisition of the Assets by Johnson.

          1. Definitive Documentation. The parties hereby agree to use their good faith reasonable best efforts to prepare promptly and, as the case may be, consistent with the goal of achieving antitrust clearance for the transactions contemplated by the Merger Agreement, dated as of May 23 , 2000 (the "Merger Agreement"), among US Airways, UAL Corporation ("UAL") and Yellow Jacket Acquisition Corp., execute and deliver, adopt or provide expanded agreements and documents reflecting the terms and provisions set forth in the applicable portion of the Term Sheet and containing other customary and appropriate provisions for agreements and documents of the type contemplated by the applicable portion of the Term Sheet (the "Transaction Documents").

          2. Satisfaction of Merger Agreement Covenant. The parties agree that the consummation of the transaction contemplated by the Term Sheet shall be deemed to satisfy UAL's obligation, pursuant to the first sentence of Section 5.03(a) of the Merger Agreement, to divest the Assets, and provide the assets, facilities and services set forth on Exhibit A to the Merger Agreement, but shall not be deemed to satisfy any other obligation of UAL under Section 5.03(a) of the Merger Agreement.

          3. No Solicitation. The parties agree that, from the date hereof until such time as this Agreement is terminated in accordance with its terms, none of the parties, nor any of their respective directors, officers, employees, advisors, affiliates or representatives shall (i) solicit, initiate, encourage, or take any action knowingly to facilitate, any inquiry, proposal or offer from any person relating to, or that is reasonably likely to lead to, the making of a proposal by such person to acquire the

Assets or any portion thereof (a "Competing Proposal") or (ii) participate in any negotiations or substantive discussions regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with, a Competing Proposal; provided, however, that this Section 3 shall not apply to UAL or any of its directors, officers, employees, advisors, affiliates or representatives if a Takeover Proposal (as defined in the Merger Agreement) has been made by anyone other than UAL and UAL or any of its directors, officers, employees, advisors, affiliates or representatives takes any of the actions otherwise prohibited by this Section 3 with the goal of formulating a plan that, in UAL's good faith judgment, is more likely than this Agreement to result in antitrust clearance for the Merger (as defined in the Merger Agreement).

          4. Conditions. The obligations of Johnson to consummate the transactions contemplated by this Agreement and the Term Sheet is subject, among other things, to Johnson having obtained, prior to the closing of the transactions contemplated by the Merger Agreement, sufficient financing to acquire the Assets on terms and conditions acceptable in form and substance to Johnson. As a condition to the execution of definitive agreements relating to the sale and purchase of the Assets and the provision of the related facilities and services, Johnson will be required to deliver binding commitment letters relating to such financing to UAL in form and substance reasonably acceptable to UAL (it being acknowledged and agreed that such commitment letters may be subject to conditions typical of transaction of the type contemplated hereby but shall not be subject to a syndication condition or a due diligence condition).

          5. Binding Agreement. The parties intend to be legally bound by the terms of this Agreement and the terms set forth on the Term Sheet notwithstanding that the expanded agreements and documents reflecting the terms and provisions set forth on the Term Sheet have not been completed and executed.

          6. Termination. This Agreement shall automatically terminate, and the obligations of the parities hereto shall immediately cease, upon the occurrence of any of the following events: (i) termination of the Merger Agreement; (ii) delivery of written notice of termination by any party to the other parties hereto, which notice may not be delivered before ninety (90) days from the date first set forth above; or (iii) delivery of written notice of termination signed by any two parties to the other party.

          7. Expenses. If, prior to the consummation of the transactions contemplated by this Agreement and the Term Sheet, this Agreement (or the Transaction Documents) is terminated for any reason other than solely as a result of a breach by Johnson, then US Airways shall, upon request of Johnson, reimburse Johnson for up to $2 million of his out- of-pocket expenses incurred in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, including, without limitation, reasonable fees and expenses of accountants, attorneys and financial advisors, and costs and expenses associated with financing of the transactions contemplated hereby and thereby and regulatory compliance.

          8. Miscellaneous. This Agreement may be executed by facsimile in several counterparts, each of which, when executed by a party hereto, shall be deemed to be an original and such counterparts shall together constitute one and the same instrument.

               (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                        /s/ Robert L. Johnson
                                        -------------------------------------
                                        Robert L. Johnson



                                        UAL CORPORATION



                                        By: /s/ Frederic F. Brace
                                            ---------------------------------
                                            Name:  Frederic F. Brace
                                            Title: Senior Vice President,
                                                   Finance


                                        US AIRWAYS GROUP, INC.



                                        By: /s/ Lawrence M. Nagin
                                            ---------------------------------
                                            Name:   Lawrence M. Nagin
                                            Title:  Executive Vice
                                                    President - Corporate
                                                    Affairs and General
                                                    Counsel

                                                                  ATTACHMENT I

                                                                  May 22, 2000

                                    DC Air

1.   PSA Will Be The Vehicle To Create DC Air.

2.   Aircraft:

     o 8 Dornier 328's, leases transferred from PSA subsidiary, tail numbers specified by US Airways subject to consent of United, which consent shall not be unreasonably withheld

     o 19 Regional Jets, operated by Mesa and/or Chautauqua, existing contracts assigned to DC Air (includes one spare)

     o 10 Wet-leased B73 7-200 Advanced (JT8D- 1 5 powered) aircraft, for a transition period

3.   Employees (subject to necessary labor approvals):

     o Necessary management structure to appropriately manage DC Air's operations

     o The number and type of employees required to operate the 8 Dornier 328s will stay with PSA when it transfers to DC Air

     o In transaction, no other US Airways or PSA employees will become employees of DC Air

     o United will provide interim employees for up to six months to staff "open" positions while DC Air hires and trains, if needed, at United's cost

4.   Transition Wet-Lease for B737-200s:

     o    10 aircraft to be wet-leased for initial period of two years

     o If necessary, extension beyond two years until DC Air obtains other aircraft on the market or through a dry-lease arrangement with United; not to exceed four years total

     o    Wet-lease rates:

                  - Per-aircraft monthly lease rate equal to the weighted average (based on the number aircraft leased) of rates currently in place between US Airways and Vanguard and IMP for B737-200 aircraft, assuming full maintenance life (if aircraft with less than full maintenance life provided, maintenance reserves to be adjusted accordingly)
                  - Pilot rates (i.e., cost per block hour), as follows: (i) Year 1 at current MetroJet block hour rates; (ii) Years 2 and beyond at US Airways block hour rates unless United rates have become applicable to US Airways pilots, and in that case at United block hour rates
                  - US Airways flight attendant rates (i.e., cost per block hour) as follows: (i) Year 1 at current US Airways block hour rates; (ii) Years 2 and beyond at US Airways block hour rates unless United rates have become applicable to US Airways flight attendants, and in that case at United block hour rates
                  - Line maintenance rates (i.e., cost per visit taking into account other station activity) at United's cost of providing service
                  - Maintenance reserves for airframe and engines at the weighted average (based on the number of aircraft leased) of rates currently in place between US Airways and Vanguard and IMP for B737-200 aircraft, and accounting for remaining maintenance life

        o DC Air can discontinue wet lease on any given aircraft with 4-month notice

5.   Dry Lease for B737-200s:

     o Post wet-lease, at DC Air's option, DC Air and United will negotiate in good faith a dry-lease arrangement for up to 10 B737-200 Advanced aircraft

6.   Slots:

     o 119 air carrier (jet) slots and 103 commuter slots at DCA. If US Airways and/or its subsidiaries own more than 1 03 commuter slots at DCA, then the number of commuter slots shall be increased by the amount of such excess, and the number of jet slots reduced by the amount of such excess, up to 1 3 slots

     o Exact slot times will be determined by United, US Airways and DC Air, so as to reasonably accommodate United's and DC Air's scheduled services. The parties recognize that both United and DC Air will need to make adjustments to ensure that both parties may offer viable schedules

7.   Airport Facilities

     o    DC Air will assume the following leases:

          - Seven gates at DCA, contiguous or reasonably contiguous, that work for the operation of DC Air (necessary, sufficient and reasonably suited) - Gates at other airports served by both United/US Airways and DC Air, same conditions - Ticket counter, ramp, aircraft parking, back office space, etc., same conditions. - Ground handling equipment, spare parts, and other related assets, same conditions

     o United and DC Air will discuss optimal line maintenance facility needs for DC Air, and negotiate a solution that is necessary, sufficient and reasonably suited to DC Air' 5 requirements, with the provision that DC Air may request, and if reasonably requested (from the perspective of DC Air' s business needs) United will provide, US Airways' line hangar at DCA. DC Air will assume the lease of any line maintenance facilities provided.

8.   Services

     o If requested by DC Air, United will provide the following services at "Market Rate" (If a spread exists in market rates, United will provide services at the low end of rates provided for comparable goods and services; and DC Air will have standard industry "out clauses")

          - Fuel, including in-aircraft servicing, for a period of five years - Station handling, for a period of five years - Customary occasional use gate agreements, if gate is available when requested, for a period of seven years - Maintenance and training related to dry- leased B737-200 aircraft, for a period of five years

          -    Access to club facilities, for a period of five years

          - Interline ticketing and baggage agreement (standard industry terms), for a period of five years

9.   Consulting Services

     o Consulting support as DC Air builds operational experience and management team, for up to two years, at United' s cost

10. Partnering: DC Air will enter into good faith negotiations toward partnering (i.e., frequent flyer/code share relationship, etc.) with other carriers if reasonably requested by United

11.  Assignment: Buyer will not assign rights or obligations to another entity

12. Change of control: If Buyer ceases to hold majority equity/control (other than through public offering) or disposes of all or substantially all of the assets, United will have no further obligations

13. "No Flip": If Buyer sells majority equity interest/control (other than through public offering) or disposes of all or substantially all of the assets, within three years of startup, if price is above purchase price then DC Air will pay United the amount of the excess

14.  Price: $141.2 Million

15. Liabilities: Buyer will assume in the definitive documentation all liabilities primarily related to the DC Air business

16. Indemnification: United's obligation to indemnify Buyer in the definitive documentation shall be limited to (x) in the case of losses relating to any breach of a representation or warranty, 40% of the purchase price paid to United by Buyer, and (y) in the case of all losses, the purchase price paid by Buyer